                                                                    Exhibit 32.1

                CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly  report of AmComp  Incorporated,  (the
"Company") on Form 10-Q for the quarter  ended  September 30, 2006 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Fred R. Lowe, the Principal Executive Officer of the Company,  certify, pursuant to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1)  The report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

November 14, 2006

                                            /s/ Fred R. Lowe
                                            ------------------------------------
                                            Name:  Fred R. Lowe
                                            Title: Principal Executive Officer